SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20552


                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934


                                 March 28, 2006
                                 --------------
                                 Date of Report
                        (Date of earliest event reported)


                          Synergy Financial Group, Inc.
                          -----------------------------
             (Exact name of Registrant as specified in its Charter)


      New Jersey                       0-50467                   52-2413926
----------------------------         -----------               --------------
(State or other jurisdiction         (File No.)               (IRS Employer
of incorporation)                                         Identification Number)


310 North Avenue East, Cranford, New Jersey                07016
-------------------------------------------                -----
(Address of principal executive offices)                (Zip Code)


       Registrant's telephone number, including area code: (800) 693-3838
                                                           --------------


                                 Not Applicable
                                 --------------
          (Former name or former address, if changed since last Report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]  Written  communications  pursuant to Rule 425 under the  Securities  Act
[ ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act
[ ]  Pre-commencement   communications  pursuant  to  Rule  14d-2(b)  under  the
     Exchange Act
[ ]  Pre-commencement   communications  pursuant  to  Rule  13e-4(c)  under  the
     Exchange Act

                          SYNERGY FINANCIAL GROUP, INC.

                      INFORMATION TO BE INCLUDED IN REPORT


Item 8.01         Other Events

The Company announced on February 23, 2006 its intent to purchase up to five percent of its then outstanding common stock (approximately 572,294 shares, which incorporated the 174,628 shares that remained available for repurchase under the Company's August 2005 repurchase program) in open market transactions. The Company announced that such purchases would be made from time to time in the open market, based on stock availability, price and the Company's financial performance.

On March 28, 2006, the Company entered into a Rule 10b5-1 trading plan in order to facilitate such repurchases. Shares of the Company's common stock repurchased under the 10b5-1 trading plan will be disclosed in the Company's periodic reports.

                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                            SYNERGY FINANCIAL GROUP, INC.



Date: March 31, 2006                        By: /s/Kevin A. Wenthen
                                                --------------------------------
                                                Kevin A. Wenthen
                                                Senior Vice President
                                                and Chief Administrative Officer